UNITED STATES

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SCHEDULE 14A

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salesforce.com, inc.

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Salesforce Proxy Supplement May 2021Salesforce Proxy Supplement May 2021

Continued stockholder engagement on a year- 2021 Proxy Statement round basis, engaging >50% of shares outstanding. Highlights Enhanced ESG disclosure representing our continued focus on ESG and efforts taken to advance disclosures in line with our core values and align disclosures with SASB and TCFD recommendations. COVID-19 disclosure in our ESG section detailing our response during the COVID-19 pandemic, including efforts to protect our workforce and promote employee wellness, our innovation for customers including the launch of Work.com and our efforts to address the personal protective equipment shortage facing medical personnel. Request to increase shares authorized under the 2013 Equity Incentive Plan. 2Continued stockholder engagement on a year- 2021 Proxy Statement round basis, engaging >50% of shares outstanding. Highlights Enhanced ESG disclosure representing our continued focus on ESG and efforts taken to advance disclosures in line with our core values and align disclosures with SASB and TCFD recommendations. COVID-19 disclosure in our ESG section detailing our response during the COVID-19 pandemic, including efforts to protect our workforce and promote employee wellness, our innovation for customers including the launch of Work.com and our efforts to address the personal protective equipment shortage facing medical personnel. Request to increase shares authorized under the 2013 Equity Incentive Plan. 2

Company Overview The global leader in customer relationship management (CRM) technology Founded in 1999, public listing in 2004 (NYSE: CRM). Fastest growing top five enterprise software company with $21.3B in revenue in FY21 (~24% Y/Y). Durable cash flow, with $4.8B operating cash flow in FY21 (~11% Y/Y). Headquartered in San Francisco, with a global presence of 56,000+ employees. Integrated Philanthropy Model (1-1-1). Leader in Philanthropy Leader in Culture Leader in Innovation 3Company Overview The global leader in customer relationship management (CRM) technology Founded in 1999, public listing in 2004 (NYSE: CRM). Fastest growing top five enterprise software company with $21.3B in revenue in FY21 (~24% Y/Y). Durable cash flow, with $4.8B operating cash flow in FY21 (~11% Y/Y). Headquartered in San Francisco, with a global presence of 56,000+ employees. Integrated Philanthropy Model (1-1-1). Leader in Philanthropy Leader in Culture Leader in Innovation 3

Salesforce Customer 360 Trailblazer Success & Community • #1 CRM • Fast Time to Value • Flexible & Scalable • Work From Anywhere 4Salesforce Customer 360 Trailblazer Success & Community • #1 CRM • Fast Time to Value • Flexible & Scalable • Work From Anywhere 4

FY21 Financial Results

Consistent top-line revenue, cash flow and RPO growth



Revenue
$10,540 M
$13,282 M
$17,098 M
$21,252 M
26% CAGR
16.5%
17.1%
16.8%
17.7%
4.3%
4.0%
1.7%
2.1%
FY18
FY19
FY20
FY21
GAAP Op Margin
NG Op Margin[1]



Operating Cash Flow
$2,738 M
$3,398 M
$4,331 M
$4,801 M
21% CAGR
FY18
FY19
FY20
FY21



Remaining Performance Obligation
$25.7 B
$30.8 B
$36.1 B
19% CAGR
FY19
FY20
FY21

(Fiscal years end on January 31 of the specified year)

[1]Non-GAAP operating margin excludes the effects of stock-based compensation and amortization of acquisition-related intangibles. Refer to the Appendix for an explanation of non-GAAP financial measures, and why we believe these measures can be useful, as well as a reconciliation of non-GAAP financial measures to the most comparable GAAP measures.

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Return to Stockholders Salesforce has a track record of delivering significant total stockholder returns Five-Year Cumulative Total Return $400 Nasdaq Computer: $360 $350 Salesforce: $331 Nasdaq 100: $302 $300 $250 Dow Jones Industrial Average: $195 $200 S&P 500 Index: $191 $150 $100 $50 $0 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 Total returns over 5 years based on an initial investment of $100. Data for the Standard & Poor’s 500 Index, the Nasdaq Computer & Data Processing Index, the Nasdaq 100 Index and the 6 Dow Jones Industrial Average assume reinvestment of dividends. The comparisons in the graph above are based upon historical data and are not indicative of, nor intended to forecast, future performance of our common stock.Return to Stockholders Salesforce has a track record of delivering significant total stockholder returns Five-Year Cumulative Total Return $400 Nasdaq Computer: $360 $350 Salesforce: $331 Nasdaq 100: $302 $300 $250 Dow Jones Industrial Average: $195 $200 S&P 500 Index: $191 $150 $100 $50 $0 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 Total returns over 5 years based on an initial investment of $100. Data for the Standard & Poor’s 500 Index, the Nasdaq Computer & Data Processing Index, the Nasdaq 100 Index and the 6 Dow Jones Industrial Average assume reinvestment of dividends. The comparisons in the graph above are based upon historical data and are not indicative of, nor intended to forecast, future performance of our common stock.

Board of Directors Experienced board with balanced mix of skills and backgrounds Diverse and Dynamic Experience 10 Public Company Board Parker Craig Marc Benioff Alan Conway 8 Entrepreneurship/VC (CEO) Harris Hassenfeld 7 Public or Large Company CEO/Executive 7 International Experience Neelie John 6 Software Industry Colin Sanford Kroes Roos Powell Robertson (LID) 5 Cloud Computing Technology 4 Marketing/Branding 4 Sales Distribution Robin Maynard Susan Washington Webb Wojcicki 4 Diversity 3 Government/Law/Military (1) Average tenure 3 Finance/Accounting (years): 10.7 (1) Director tenure is measured by completed years of service from the initial month of service through the filing of the 7 Company’s annual Proxy Statement.Board of Directors Experienced board with balanced mix of skills and backgrounds Diverse and Dynamic Experience 10 Public Company Board Parker Craig Marc Benioff Alan Conway 8 Entrepreneurship/VC (CEO) Harris Hassenfeld 7 Public or Large Company CEO/Executive 7 International Experience Neelie John 6 Software Industry Colin Sanford Kroes Roos Powell Robertson (LID) 5 Cloud Computing Technology 4 Marketing/Branding 4 Sales Distribution Robin Maynard Susan Washington Webb Wojcicki 4 Diversity 3 Government/Law/Military (1) Average tenure 3 Finance/Accounting (years): 10.7 (1) Director tenure is measured by completed years of service from the initial month of service through the filing of the 7 Company’s annual Proxy Statement.

Compensation Program Framework

Align executive compensation with the interests of our stockholders

Objective: Attract and retain the right talent to lead our Company in a dynamic, innovative and competitive environment

Philosophy: Tie a significant portion of compensation to the performance of our common stock and other metrics of Company performance

Pay Component	FY 2021 Metrics	Rationale
Base Salary	N/A	Provides compensation for day-to-day responsibilities for all employees
Performance-Based Cash Bonus	Revenue Operating Cash Flow Non-GAAP Income from Operations	Drives achievement of key annual corporate performance goals
Performance-Based Restricted Stock Units	Relative TSR *with absolute TSR payout cap*	Establishes direct alignment with Company and stock price performance and the interests of stockholders
Restricted Stock Units	Stock Price	CEO LTI mix (~60% PRSUs and ~40% stock options) establishes even greater emphasis on Company performance
Stock Options	Stock Price	

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Management Proposal: Amend 2013 Equity Incentive Plan The Board recommends a vote FOR amendment and restatement of the 2013 Equity Incentive Plan to increase the number of shares authorized for issuance by 10 million shares. ü Seeking stockholder approval of 2013 Equity Incentive Plan share pool increase of 10 million shares. ü The increased share pool is required to meet our forecasted needs. The proposed share increase is expected to last approximately one to two years. ü We operate in a highly competitive industry and geographies for employee talent. Long-term equity continues to be a key component of our compensation program. ü Our Compensation Committee thoughtfully manages our equity incentive program to manage long-term stockholder dilution while also attracting, rewarding and retaining employees. For example, our three-year average burn rate was 2.3% for fiscal years 2019 through 2021. 9Management Proposal: Amend 2013 Equity Incentive Plan The Board recommends a vote FOR amendment and restatement of the 2013 Equity Incentive Plan to increase the number of shares authorized for issuance by 10 million shares. ü Seeking stockholder approval of 2013 Equity Incentive Plan share pool increase of 10 million shares. ü The increased share pool is required to meet our forecasted needs. The proposed share increase is expected to last approximately one to two years. ü We operate in a highly competitive industry and geographies for employee talent. Long-term equity continues to be a key component of our compensation program. ü Our Compensation Committee thoughtfully manages our equity incentive program to manage long-term stockholder dilution while also attracting, rewarding and retaining employees. For example, our three-year average burn rate was 2.3% for fiscal years 2019 through 2021. 9

ESG at Salesforce Corporations can play an essential role in improving our society We believe that Salesforce’s ESG goals align with our long-term growth strategy and financial and operational practices. Salesforce is committed to transparent ESG disclosures. Our annual Stakeholder Impact Report details our overall ESG strategy as well as our efforts, key metrics and indicators. We work actively with our Board on our ESG initiatives: • Our Governance Committee oversees our ESG programs • Our Privacy Committee oversees our privacy matters • Historically, and through fiscal 2021, our Audit Committee oversaw cybersecurity matters; in fiscal 2022, we created a new Cybersecurity Committee to oversee this area Company goals are aspirational and may change. Statements regarding Company’s goals are not guarantees or promises that they will be met. Websites referenced throughout are provided for convenience only, and the material on the referenced websites does not constitute a part of this presentation. 10 View the FY21 Stakeholder Impact Report: salesforce.com/stakeholder- impact-reportESG at Salesforce Corporations can play an essential role in improving our society We believe that Salesforce’s ESG goals align with our long-term growth strategy and financial and operational practices. Salesforce is committed to transparent ESG disclosures. Our annual Stakeholder Impact Report details our overall ESG strategy as well as our efforts, key metrics and indicators. We work actively with our Board on our ESG initiatives: • Our Governance Committee oversees our ESG programs • Our Privacy Committee oversees our privacy matters • Historically, and through fiscal 2021, our Audit Committee oversaw cybersecurity matters; in fiscal 2022, we created a new Cybersecurity Committee to oversee this area Company goals are aspirational and may change. Statements regarding Company’s goals are not guarantees or promises that they will be met. Websites referenced throughout are provided for convenience only, and the material on the referenced websites does not constitute a part of this presentation. 10 View the FY21 Stakeholder Impact Report: salesforce.com/stakeholder- impact-report

COVID-19 Response Empowering our workforce, customers and communities to stay healthy Protecting Our Innovation and Supporting Our Workforce Customer Support Communities • Proactively closed our offices around ● Launched Work.com, which includes ● Took action to help address the the world and provided allowances new solutions designed to help our Personal Protective Equipment for employees to equip their home customers reopen safely, and (PPE) shortage facing medical workspaces. Work.com for Schools, to help personnel by sourcing millions of schools reopen safely. units of PPE for doctors, nurses and • Provided regular communication and first responders in the United States updates, including company-wide ● Launched Vaccine Cloud to help and other countries. video calls led by senior governments and healthcare management, with participation of organizations more safely and Board members and guest experts. efficiently manage vaccine programs • Expanded our leave programs to at scale. include accommodations for child or elder care hardships during the pandemic. 11COVID-19 Response Empowering our workforce, customers and communities to stay healthy Protecting Our Innovation and Supporting Our Workforce Customer Support Communities • Proactively closed our offices around ● Launched Work.com, which includes ● Took action to help address the the world and provided allowances new solutions designed to help our Personal Protective Equipment for employees to equip their home customers reopen safely, and (PPE) shortage facing medical workspaces. Work.com for Schools, to help personnel by sourcing millions of schools reopen safely. units of PPE for doctors, nurses and • Provided regular communication and first responders in the United States updates, including company-wide ● Launched Vaccine Cloud to help and other countries. video calls led by senior governments and healthcare management, with participation of organizations more safely and Board members and guest experts. efficiently manage vaccine programs • Expanded our leave programs to at scale. include accommodations for child or elder care hardships during the pandemic. 11

Protecting Our Planet

Driving impactful climate action across our operations and for our customers

Carbon and Energy

✓ Salesforce has achieved net-zero operations.

Fiscal 2021 highlights:

- Delivered all customers a carbon neutral cloud.
- Procured electricity from renewable energy resources equivalent to 75% of what we used globally.
- Offset all operational emissions and all emissions associated with business travel and employee commuting.

Global Collaboration

✓ Salesforce joined business & U.N. leaders in setting 1.5 degree science-based emissions reduction targets.

Fiscal 2021 highlights:

- As of the end of fiscal 2021, 49 suppliers set or committed to setting Science-Based Targets.
- Championed the launch of a regional 1t.org chapter in the U.S., supporting innovators solving the toughest ecosystem conservation and restoration challenges.
- Funded the planting of 10 million trees.

Sustainability Cloud

✓ In fiscal 2020, we launched Salesforce Sustainability Cloud.

Fiscal 2021 highlights:

- Salesforce Sustainability Cloud is a prebuilt solution that empowers businesses to quickly track, analyze, and report reliable environmental data to help them reduce their carbon emissions.

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Empowering the Community

We believe businesses can be powerful platforms for social change

Civic Engagement

Salesforce's Government Affairs and Public Policy team works with policymakers and elected officials around the globe on issues that matter to our stakeholders.

Salesforce is nonpartisan in our work, and we support candidates and eligible organizations of any party who align with our core values.

Philanthropy

Pioneered the 1-1-1 model of integrated corporate philanthropy, dedicating 1% of Salesforce's equity, 1% of employee time, and 1% of product to communities around the world.

5.7M+
total volunteer hours in FY21

~$100M
grants & donations in FY21

In fiscal 2021, we provided $1.4 billion in donated or discounted products to non-profits and higher education institutions via Salesforce.org.

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Fostering Employee Success

Support our values of trust, customer success, innovation and equality

Equality, Diversity and Inclusion

- Our diversity makes us stronger. As of Nov. 2, 2020, approximately 47% of our U.S. workforce was made up of underrepresented groups. Our goal is to increase this figure to 50% by fiscal 2024.
- To date, we have committed over $16 million to promote equal pay for equal work.
- In fiscal 2021, we launched our Racial Equality and Justice Task Force to help drive systemic change in our workplace and community which includes a focus on the four pillars of "People, Purchasing, Philanthropy and Policy."

Supporting Employee Wellness

- We are committed to supporting our employees and their families through major life events and their wellbeing by offering flexible, competitive benefits.
- We also offer generous time off and leave programs to help rejuvenate our employees, including volunteer time off (VTO), our parental leave program, and other programs and benefits.
- Under the expanded name of Talent Experience, we have integrated all practice areas impacting our internal employee experience, including Onboarding and Employee Connection, Internal Careers, People Leadership Development, and Talent Management.

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Operating with Integrity and Trust Support our values of trust, customer success, innovation and equality Business Ethics & Corporate Governance Trust, Security, & Privacy • Salesforce is committed to providing the most secure, • A substantial majority of our board members are independent compliant enterprise cloud on the market. The Salesforce of Salesforce and its management. Platform is built with security in mind, giving our community the tools necessary to protect their data. • Our Code of Conduct and Business Conduct Principles are publicly available and describe the way we treat employees • We also take a collaborative, education-focused approach to and key stakeholders and clearly communicate our values and security, investing in tools, training, and support for everyone expectations. who works for and with us. • Our Corporate Governance Guidelines, which detail our • The protection of our customers’ data is paramount, and corporate governance practices with respect to our Board and Salesforce is committed to helping our customers on their Committees, is reviewed periodically by our Governance global compliance journeys in our role as a trusted advisor. Committee and is also publicly available at salesforce.com/corporate-governance. • The Office of Ethical and Humane Use of Technology, working across product, law, policy, and ethics to develop and implement a strategic framework for the ethical and humane use of technology across Salesforce. 15Operating with Integrity and Trust Support our values of trust, customer success, innovation and equality Business Ethics & Corporate Governance Trust, Security, & Privacy • Salesforce is committed to providing the most secure, • A substantial majority of our board members are independent compliant enterprise cloud on the market. The Salesforce of Salesforce and its management. Platform is built with security in mind, giving our community the tools necessary to protect their data. • Our Code of Conduct and Business Conduct Principles are publicly available and describe the way we treat employees • We also take a collaborative, education-focused approach to and key stakeholders and clearly communicate our values and security, investing in tools, training, and support for everyone expectations. who works for and with us. • Our Corporate Governance Guidelines, which detail our • The protection of our customers’ data is paramount, and corporate governance practices with respect to our Board and Salesforce is committed to helping our customers on their Committees, is reviewed periodically by our Governance global compliance journeys in our role as a trusted advisor. Committee and is also publicly available at salesforce.com/corporate-governance. • The Office of Ethical and Humane Use of Technology, working across product, law, policy, and ethics to develop and implement a strategic framework for the ethical and humane use of technology across Salesforce. 15

Forward-Looking Statements Safe harbor statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about the company's financial and operating results, which may include expected GAAP and non-GAAP financial and other operating and non-operating results, including revenue, net income, diluted earnings per share, operating cash flow growth, operating margin improvement, expected revenue growth, expected current remaining performance obligation growth, expected tax rates, stock-based compensation expenses, amortization of purchased intangibles, shares outstanding, market growth, environmental, social and governance goals and expected capital allocation, including mergers and acquisitions, capital expenditures and other investments. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements it makes. The risks and uncertainties referred to above include -- but are not limited to -- risks associated with the impact of, and actions we may take in response to, the COVID-19 pandemic, related public health measures and resulting economic downturn and market volatility; our ability to maintain security levels and service performance meeting the expectations of our customers, and the resources and costs required to avoid unanticipated downtime and prevent, detect and remediate performance degradation and security breaches; the expenses associated with our data centers and third-party infrastructure providers; our ability to secure additional data center capacity; our reliance on third-party hardware, software and platform providers; the effect of evolving domestic and foreign government regulations, including those related to the provision of services on the Internet, those related to accessing the Internet, and those addressing data privacy, cross-border data transfers and import and export controls; current and potential litigation involving us or our industry, including litigation involving acquired entities such as Tableau, and the resolution or settlement thereof; regulatory developments and regulatory investigations involving us or affecting our industry; our ability to successfully introduce new services and product features, including any efforts to expand our services; the success of our strategy of acquiring or making investments in complementary businesses, joint ventures, services, technologies and intellectual property rights; our ability to complete, on a timely basis or at all, announced transactions, including our proposed acquisition of Slack Technologies, Inc.; our ability to realize the benefits from acquisitions, strategic partnerships, joint ventures and investments; our ability to successfully integrate acquired businesses and technologies; our ability to compete in the market in which we participate; the success of our business strategy and our plan to build our business, including our strategy to be a leading provider of enterprise cloud computing applications and platforms; our ability to execute our business plans; our ability to continue to grow unearned revenue and remaining performance obligation; the pace of change and innovation in enterprise cloud computing services; the seasonal nature of our sales cycles; our ability to limit customer attrition and costs related to those efforts; the success of our international expansion strategy; the demands on our personnel and infrastructure resulting from significant growth in our customer base and operations, including as a result of acquisitions; our ability to preserve our workplace culture, including as a result of our decisions regarding our current and future office environments or work-from-home policies; our dependency on the development and maintenance of the infrastructure of the Internet; our real estate and office facilities strategy and related costs and uncertainties; fluctuations in, and our ability to predict, our operating results and cash flows; the variability in our results arising from the accounting for term license revenue products; the performance and fair value of our investments in complementary businesses through our strategic investment portfolio; the impact of future gains or losses from our strategic investment portfolio including gains or losses from overall market conditions that may affect the publicly traded companies within our strategic investment portfolio; our ability to protect our intellectual property rights; our ability to develop our brands; the impact of foreign currency exchange rate and interest rate fluctuations on our results; the valuation of our deferred tax assets and the release of related valuation allowances; the potential availability of additional tax assets in the future; the impact of new accounting pronouncements and tax laws; uncertainties affecting our ability to estimate our tax rate; uncertainties regarding our tax obligations in connection with potential jurisdictional transfers of intellectual property, including the tax rate, the timing of the transfer and the value of such transferred intellectual property; uncertainties regarding the effect of general economic and market conditions; the impact of geopolitical events; uncertainties regarding the impact of expensing stock options and other equity awards; the sufficiency of our capital resources; risks related to the availability and funding of our bridge loan facility and term loan associated with our proposed acquisition of Slack Technologies, Inc. and other indebtedness; our ability to comply with our debt covenants and lease obligations; and the impact of climate change, natural disasters and actual or threatened public health emergencies, including the ongoing COVID-19 pandemic. These and other risks and uncertainties may cause our actual results to differ materially and adversely from those expressed in any forward-looking statements. Readers are directed to risks and uncertainties identified below under “Risk Factors” and elsewhere in this report for additional detail regarding factors that may cause actual results to be different than those expressed in our forward-looking statements. Except as required by law, we undertake no obligation to revise or update publicly any forward-looking statements for any reason. Further information on these and other factors that could affect the company’s financial results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings it makes with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Information section of the company’s website at www.salesforce.com/investor. Salesforce.com, inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law. 16Forward-Looking Statements Safe harbor statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about the company's financial and operating results, which may include expected GAAP and non-GAAP financial and other operating and non-operating results, including revenue, net income, diluted earnings per share, operating cash flow growth, operating margin improvement, expected revenue growth, expected current remaining performance obligation growth, expected tax rates, stock-based compensation expenses, amortization of purchased intangibles, shares outstanding, market growth, environmental, social and governance goals and expected capital allocation, including mergers and acquisitions, capital expenditures and other investments. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements it makes. The risks and uncertainties referred to above include -- but are not limited to -- risks associated with the impact of, and actions we may take in response to, the COVID-19 pandemic, related public health measures and resulting economic downturn and market volatility; our ability to maintain security levels and service performance meeting the expectations of our customers, and the resources and costs required to avoid unanticipated downtime and prevent, detect and remediate performance degradation and security breaches; the expenses associated with our data centers and third-party infrastructure providers; our ability to secure additional data center capacity; our reliance on third-party hardware, software and platform providers; the effect of evolving domestic and foreign government regulations, including those related to the provision of services on the Internet, those related to accessing the Internet, and those addressing data privacy, cross-border data transfers and import and export controls; current and potential litigation involving us or our industry, including litigation involving acquired entities such as Tableau, and the resolution or settlement thereof; regulatory developments and regulatory investigations involving us or affecting our industry; our ability to successfully introduce new services and product features, including any efforts to expand our services; the success of our strategy of acquiring or making investments in complementary businesses, joint ventures, services, technologies and intellectual property rights; our ability to complete, on a timely basis or at all, announced transactions, including our proposed acquisition of Slack Technologies, Inc.; our ability to realize the benefits from acquisitions, strategic partnerships, joint ventures and investments; our ability to successfully integrate acquired businesses and technologies; our ability to compete in the market in which we participate; the success of our business strategy and our plan to build our business, including our strategy to be a leading provider of enterprise cloud computing applications and platforms; our ability to execute our business plans; our ability to continue to grow unearned revenue and remaining performance obligation; the pace of change and innovation in enterprise cloud computing services; the seasonal nature of our sales cycles; our ability to limit customer attrition and costs related to those efforts; the success of our international expansion strategy; the demands on our personnel and infrastructure resulting from significant growth in our customer base and operations, including as a result of acquisitions; our ability to preserve our workplace culture, including as a result of our decisions regarding our current and future office environments or work-from-home policies; our dependency on the development and maintenance of the infrastructure of the Internet; our real estate and office facilities strategy and related costs and uncertainties; fluctuations in, and our ability to predict, our operating results and cash flows; the variability in our results arising from the accounting for term license revenue products; the performance and fair value of our investments in complementary businesses through our strategic investment portfolio; the impact of future gains or losses from our strategic investment portfolio including gains or losses from overall market conditions that may affect the publicly traded companies within our strategic investment portfolio; our ability to protect our intellectual property rights; our ability to develop our brands; the impact of foreign currency exchange rate and interest rate fluctuations on our results; the valuation of our deferred tax assets and the release of related valuation allowances; the potential availability of additional tax assets in the future; the impact of new accounting pronouncements and tax laws; uncertainties affecting our ability to estimate our tax rate; uncertainties regarding our tax obligations in connection with potential jurisdictional transfers of intellectual property, including the tax rate, the timing of the transfer and the value of such transferred intellectual property; uncertainties regarding the effect of general economic and market conditions; the impact of geopolitical events; uncertainties regarding the impact of expensing stock options and other equity awards; the sufficiency of our capital resources; risks related to the availability and funding of our bridge loan facility and term loan associated with our proposed acquisition of Slack Technologies, Inc. and other indebtedness; our ability to comply with our debt covenants and lease obligations; and the impact of climate change, natural disasters and actual or threatened public health emergencies, including the ongoing COVID-19 pandemic. These and other risks and uncertainties may cause our actual results to differ materially and adversely from those expressed in any forward-looking statements. Readers are directed to risks and uncertainties identified below under “Risk Factors” and elsewhere in this report for additional detail regarding factors that may cause actual results to be different than those expressed in our forward-looking statements. Except as required by law, we undertake no obligation to revise or update publicly any forward-looking statements for any reason. Further information on these and other factors that could affect the company’s financial results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings it makes with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Information section of the company’s website at www.salesforce.com/investor. Salesforce.com, inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law. 16

Appendix Non-GAAP Financial MeasuresAppendix Non-GAAP Financial Measures

Non-GAAP Financial Measures

This presentation includes information about non-GAAP income from operations ("non-GAAP financial measures"). These non-GAAP financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational methods may differ from those used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the company's consolidated financial statements prepared in accordance with GAAP. Management uses both GAAP and non-GAAP measures when planning, monitoring, and evaluating the company's performance.

The primary purpose of using non-GAAP measures is to provide supplemental information that may prove useful to investors and to enable investors to evaluate the company's results in the same way management does. Management believes that supplementing GAAP disclosure with non-GAAP disclosure provides investors with a more complete view of the company's operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the company's business. Further, to the extent that other companies use similar methods in calculating non-GAAP measures, the provision of supplemental non-GAAP information can allow for a comparison of the company's relative performance against other companies that also report non-GAAP operating results.

Non-GAAP Operating Margin is the proportion of non-GAAP income from operations as a percentage of GAAP revenue. Non-GAAP income from operations excludes the impact of the following items: stock-based compensation, and amortization of acquisition-related intangibles.

GAAP to Non-GAAP Financial Reconciliation

(in millions)	Fiscal Year Ended January 31,			
Non-GAAP income from operations	**2018**	**2019**	**2020**	**2021**
GAAP income (loss) from operations	$ 454	$ 535	$ 297	$ 455
Plus:				
Amortization of purchased intangibles	287	447	792	1,121
Stock-based expense	997	1,283	1,785	2,190
Non-GAAP income from operations	$ 1,738	$ 2,265	$ 2,874	$ 3,766
Revenue	$ 10,540	$ 13,282	$ 17,098	$ 21,252
Non-GAAP Operating Margin	16.5%	17.1%	16.8%	17.7%

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